                                QUARTERLY REPORT
                               DECEMBER 31, 2000

                                   LEGG MASON

                               VALUE TRUST, INC.

                               SPECIAL INVESTMENT
                                  TRUST, INC.

                            TOTAL RETURN TRUST, INC.

                                 PRIMARY CLASS

                            [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The year ended December 31, 2000, was the worst for U.S. equity funds since 1990, with the Standard & Poor's 500 Composite Stock Index and the NASDAQ Composite Index falling 9.1% and 39%, respectively. As the table below indicates, your Funds were not immune to these adverse market conditions:

                                                                    Total Returns(1)
                                                              -----------------------------
                                                              3 Months            12 Months
                                                              --------            ---------
Value Trust                                                    -5.63%               -7.14%
Lipper Large-Cap Core Funds(2)                                 -9.62%               -8.96%
Standard & Poor's 500 Composite Stock Index(3)                 -7.82%               -9.10%

Special Investment Trust                                       -8.37%              -12.00%
Lipper Mid-Cap Core Funds(2)                                   -8.24%               +7.10%
Russell 2000 Index                                             -6.91%               -3.02%

Total Return Trust                                             -3.10%               -4.62%
Lipper Multi-Cap Value Funds(2)                                +3.11%               +8.84%

  Despite periodic stock market declines, we continue to be optimistic that diversified portfolios of well-selected value stocks will produce attractive, long-term investment returns for Fund shareholders. Long-term investment results of the Funds are shown in the portfolio managers' comments and performance information on the following pages.

  In 2000, the Value Trust, our original equity fund, outperformed the Standard & Poor's 500 Composite Stock Index for the tenth consecutive year, a record unmatched in recent times by any other U.S. equity mutual fund. We congratulate Bill Miller and his investment team on their impressive achievement.(1)

  We are pleased to report that Nancy Dennin was recently named assistant portfolio manager of the Value Trust, working closely with Bill Miller. Nancy continues as portfolio manager of the Total Return Trust. In addition, Lisa Rapuano, who has been co-manager of Special Investment Trust with Bill Miller, has been named portfolio manager of that Fund.

  The Board of Directors approved a long-term capital gain distribution of $7.82 per share to shareholders of Value Trust, which was paid on December 22, 2000, to shareholders of record on December 20, 2000; and an ordinary income dividend of $0.02 per share to shareholders of Total Return Trust, which was paid on December 8, 2000, to shareholders of record on December 6, 2000.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, which encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                             Sincerely,

                                             /s/ JOHN F. CURLEY, JR.

                                             John F. Curley, Jr.
                                             President

---------------

(1)Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends were reinvested at the time they were paid.

(2)Lipper Analytical Services, Inc. recently revised its methods of categorizing mutual funds. Value Trust is now included in Lipper's "Large-Cap Core Fund" category (funds which normally invest in larger capitalization issues, with wide latitude in the companies in which they invest). Special Investment Trust is included in the "Mid-Cap Core Fund" category (funds which normally invest in mid-sized capitalization issues, with wide latitude in the companies in which they invest). Total Return Trust is included in the "Multi-Cap Value Fund" category (funds which normally invest in issues with a variety of market capitalization sizes, which are considered to be undervalued relative to stocks in the Standard & Poor's 500 stock index).

(3)The S&P 500 is an unmanaged index of common stock prices that includes reinvestment of dividends and capital gain distributions and is generally considered representative of the U.S. stock market. The years 1991 to 2000 represent a strong economy and may not be representative of ordinary market conditions.

Portfolio Managers' Comments
Fourth Quarter 2000

Value Trust

                                                                        CUMULATIVE RETURNS, PERIODS ENDING DECEMBER 31, 2000
                                                                     ----------------------------------------------------------
                              FIRST    SECOND     THIRD    FOURTH                                                      SINCE
                             QUARTER   QUARTER   QUARTER   QUARTER   1 YEAR   3 YEAR   5 YEAR    10 YEAR   15 YEAR   INCEPTION*
-------------------------------------------------------------------------------------------------------------------------------
Value Trust                   -0.01%    -3.31%    +1.78%    -5.63%   -7.14%   +74.20%  +230.48%  +687.87%  +902.62%  +2,898.87%

S&P 500                       +2.29%    -2.66%    -0.97%    -7.82%   -9.10%   +41.46%  +131.98%  +399.78%  +828.75%  +1,899.11%
DJIA                          -4.68%    -3.99%    +2.36%    +1.56%   -4.85%   +42.98%  +129.80%  +415.83%  +962.38%  +2,250.39%
Lipper Diversified Equity
  Funds                       +7.77%    -3.30%    +2.72%    -8.69%   -1.86%   +44.58%  +111.80%  +368.28%  +653.25%        N/A
Lipper Large-Cap Core Funds   +4.29%    -3.01%    +0.37%    -9.62%   -8.96%   +40.67%  +117.58%  +346.32%  +644.23%        N/A

---------------
* Fund inception: April 16, 1982.

  Investment success in both 1999 and 2000 was determined almost exclusively by how heavily weighted one was in technology. In 1999, the tech-heavy NASDAQ rose 85%, the largest single increase of any broad-based market index in U.S. history. In 2000, that index fell 39%, its worst showing ever. Managers who were overweight in the TMT area (tech, media, and telecom) had a great 1999 and a terrible 2000.

  Most value funds have minimal technology exposure. Sometimes the reason is valuation: in the past few years, technology valuations have soared and the sector remains highly valued by most conventional measures and compared with other parts of the market. More often, though, the reason is lack of familiarity or an unwillingness to try to analyze what appears to be a complex group whose fundamentals often seem unpredictable. Many of today's most highly valued tech companies, such as Sun, EMC, and Oracle, sold at single digit multiples in the early 1990s. Even with multiples that low, value managers steadfastly avoided tech shares.

  The persistent under-investment in technology by value managers is why they performed poorly relative to the market in the late 1990s and why they had one of their best years in 2000. Those who focused on beaten down areas such as financials did particularly well. The S&P financials gained 24% in 2000, ending two years of underperformance relative to the market.

  Since 1996, your Fund has had a significantly greater weighting in technology than most other value managers. We have believed, and continue to believe, that technology can be analyzed on a business value basis, that intrinsic value can be estimated, and that using a value approach in the tech sector is a competitive advantage in an area dominated by investors who focus exclusively, or mainly, on growth, and often ignored by those who focus on value.

  At the beginning of 2000 we recognized that most of the under-valuation we had identified in the tech stocks we owned had been fully reflected in their share prices. At the same time, the market was severely marking down the shares of banks and other financials. We began selling our tech names and moving the proceeds into financials and other selected names where we saw a large discrepancy between our estimate of intrinsic business value and where the shares were trading in the market.

  Technology and financial stocks have moved in opposite directions over the past 1 1/2 years since the Fed started tightening in the summer of 1999. We believe that divergence will end this year, as the Fed moves aggressively to lower short-term interest rates and stimulate growth. The 50 basis point(1) cut in short term rates on January 3rd was the first time the Fed has moved between meetings since the global financial panic in the fall of 1998. From that rate cut until the tightening began, both groups out-performed. We think they will again.

  The one-year Treasury bill rate is 4.80%, which is a good approximation of where we believe three-month T-bill rates will be in twelve months. If rates fall that much, financials should do quite well as spreads widen, credit quality concerns dissipate, and loan growth begins to move higher. Technology shares, especially those whose current valuations reflect great skepticism about growth, such as PC makers, should also do well as the market begins to discount the resumption of growth in the second half of this year and on into 2002.

  As a general rule, when the Federal Reserve is trying to encourage growth by lowering rates, it's time to play offense in the market. When they are trying to slow growth by raising rates, emphasizing defense is the right strategy. Last year, defensive, lower-risk names were the winners: REITs, utilities, drugs and other health care, tobacco, food and beverages, oils. Financials did well as the market began to anticipate Fed easing, especially as the economy began to weaken noticeably in the fourth quarter.

  This year we believe that most of last year's winners should be avoided, with the exception of financials. Within that group, lower P/E names such as Washington Mutual and MGIC should do well. We think low P/E in general will do well again this year, although it is harder to find those names since many of them performed strongly last year. As noted, we like tech, but think there is substantial risk in companies with high valuations if the economy remains weak.

  The fears about the economy's weakness may be greater than the reality. Many companies report that an abrupt fall in demand occurred in the fourth quarter, which is being confirmed by data such as the lowest purchasing managers index in 10 years, and the lowest Philly Fed shipments index ever. Manufacturing production fell at an 18% rate in December, and consumer confidence is also down. This has led a number of economists to worry that we may already be in recession. We of course have no idea whether the economy is in recession or not (neither do they). We will have to await the data. If we are, then short-term interest rates are likely to be considerably lower than the market is expecting in twelve months, and that will be good for equities.

  The economy is different from what it was in most of the post-war period. That is why we have had only eight months of recession in the past 18 years. The low inventory-to-sales ratios now existing are the result of much better information about sales and inventory, and allow for a much quicker reaction to shifts in demand, leading to greater near-term volatility in the economy but rarely

---------------
(1)100 basis points = 1%.

allowing imbalances to reach a magnitude that can't be rapidly corrected. We believe it is possible that the weakness currently being experienced is due to many parts of the economy adjusting simultaneously to slowing demand by cutting production, orders, and inventory. Such weakness would end quickly, and be replaced by solid growth, just as occurred from late 1998 to 1999.

  Our portfolio doesn't depend on our being right about the twists and turns of the economy. It depends on our understanding the prospects for our companies and what is discounted in their share prices. The market now is worried about growth, and is placing a high valuation on companies where it is confident about growth. We believe that greater opportunities are present in companies with less visible growth and lower valuations.

                                             Bill Miller, CFA

January 23, 2001
DJIA 10649.8

Special Investment Trust

  The cumulative results of your Fund for various periods ending December 31, 2000, were as follows:

                                  FOURTH
                                 QUARTER       1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------
Special Investment Trust          -8.37%       -12.00%     +47.07%      +131.06%     +391.29%

Lipper Mid-Cap Core Funds         -8.24%       +7.10%      +47.34%      +110.17%     +384.11%
S&P 500                           -7.82%       -9.10%      +41.46%      +131.98%     +399.78%
Russell 2000                      -6.91%       -3.02%      +14.60%       +63.36%     +323.50%

  By all counts, 2000 was a difficult year. Your Fund's performance in the quarter and for the year was negative, and lagged both the S&P 500 Index of larger companies and the Russell 2000 Index of smaller companies. Both of these indices also turned in negative performance. The Lipper Mid-Cap Core Funds group, which Lipper classifies as our peer group, actually had positive performance for the year, benefiting from a very high biotechnology, medical, and energy weighting and a relatively low technology weighting. Our record is still ahead of or almost even with the indices and the peer group for the three-, five- and ten-year periods.

  The year 2000 was in many ways the mirror image of 1999. After a strong year in 1999, driven by technology, the market shifted away from technology throughout 2000 and into almost anything else. Drugs, health care, oil, retail -- anything as long as it was not tech! In the first half of 2000, we took down our technology exposure and broadened the representation of other industry groups in the Fund.

  In the fourth quarter, we saw a culmination of anti-technology focus of the market. The performance of the individual names in the Fund illustrates just how dramatic this trend was. The worst performers were technology shares: Gateway, Cabletron, and Amazon.com were all down over 40% in the quarter. Meanwhile, our best performing stocks, many of which were added in just the last few quarters, were Republic Services, a waste management company, Aetna, an HMO, and Acxiom, a marketing company. The only technology name in the Fund that was one of the top ten performers for the quarter was Lexmark. We purchased Lexmark, a printer manufacturer, in the third quarter of 2000 after its stock price dropped from $135 to under $30. It has since rebounded into the $50's.

  Going forward, we think it is time to buy stocks whose prices have been severely depressed, as they are likely candidates for price rebounds like we have seen in Lexmark. There are many, many stocks whose prices have been pushed down far below intrinsic value, while many of the best performers of 2000 are looking pretty expensive these days. In an effort to look for safety and easily understandable businesses, many investors turned to high quality, defensive names in the year 2000. The stock prices of these types of companies have gone up dramatically. However, if one pays too much for a quality name, it can be as risky an investment as a low quality name. Ben Graham described this issue in detail in The Intelligent Investor in 1949. Graham states ". . . that a sufficiently low price can turn a company of mediocre quality into a sound investment opportunity." Similarly, he noted that good, safe companies become far less safe as the price and valuation escalate.

  The trends that drive performance seem to ebb and flow, exhibiting tidal-like behavior. We have seen this happen many times in the market as a whole and in this Fund in particular. A very good example of this has emerged in the early parts of the New Year. The single worst performing group of 2000 was long distance telecommunications, down 68.9%. Just three weeks into 2001, this group is already up over 34%! Other depressed groups from 2000, like semiconductors, wireless communications and personal computers, have shown stunning moves -- up nearly 40% in just three short weeks. We believe we will continue to see similar reversals throughout the year, where the favorites of the previous period become the hated of the current period, and hated stocks show violent, rapid upward moves as they recover from the depths of the negative psychology.

  Special Investment Trust has also historically shown tidal-like behavior. For example, we turned in negative performance both absolutely and relative to the market in single quarters of 1987, 1994 and 1998, and in each of these cases the very negative period was followed by a period of out-performance. In fact, our performance after a terrible fourth quarter in 1987 was ahead of the market for six subsequent years. In 1998, after a third quarter that was down 20%, we turned in a fourth quarter that was up 40%. We believe that our long-term time horizon and focus on valuation allow us to take advantage of bargains during these extreme periods, and that we emerge in a very strong position.

  We were fairly active in selling securities in the quarter. We eliminated positions in four companies -- Finova, Hollywood Entertainment, Storage Technology and Talk.com. All four were small positions with large tax losses in them. Our selling accomplished several objectives. First, we totally neutralized our realized capital gains that resulted from selling highly appreciated technology names in the first part of the year. Second, we eliminated a large portion of the smallest capitalization companies of the Fund. This helps our overall liquidity and allows us to maintain our philosophy of having a relatively small number of holdings.

  The third objective we accomplished was to lower our exposure to very speculative names, and concentrate on putting capital into other names in which we had a very high degree of confidence. Three of the names we sold -- all save Storage Technology -- had become highly speculative, even at their low prices. We believed that the increased risk we were taking was not as appropriate to this Fund as it would have been to a smaller, more risk-oriented fund. While it is always difficult to sell things when they are at multi-year lows, we felt that in these particular names there was still significant risk to the downside. Additionally, there were many other exciting opportunities to re-deploy the cash into that had similar potential upside and far less downside risk. The money from these sales went into the two new names described below and into other securities we already owned, including Symantec and Cabletron.

  We bought two new securities in the fourth quarter. UnionBanCal is a California bank that is majority owned by Bank of Tokyo Mitsubishi. They have a very strong balance sheet and a good franchise. The stock price was severely depressed because of fears about credit quality. At only 7x what we thought they would earn in 2001, we believed that the fears were more than adequately discounted. The surprise Federal Reserve easing of monetary policy is already helping to alleviate fears about credit quality deteriorating further. We also added the common stock of Amazon.com. We already owned the convertible bonds, and when the common stock price plummeted into the twenties (and then the teens,) we believed the risk/reward proposition of the stock was better than the bonds. Amazon is a highly controversial company and stock, and the level of fear and misinformation surrounding it rivals anything we have ever seen. We believe we have a solid understanding of their business model and potential profitability, and that the market's negative psychology has driven the stock to a valuation that is very compelling.

  We look forward to 2001 as a year of great opportunity and reward. We will continue to manage Special Investment Trust with its long-held philosophy of finding significantly undervalued small and medium-sized companies and holding them long term. As always, we appreciate your support and welcome your comments.

                                             Lisa O. Rapuano, CFA

January 23, 2001
DJIA 10649.8

Total Return Trust

                                                                 CUMULATIVE RETURNS, PERIODS ENDING
                                                                         DECEMBER 31, 2000
                                           FOURTH            ------------------------------------------
                                           QUARTER           1 YEAR           3 YEARS           5 YEARS
-------------------------------------------------------------------------------------------------------
Total Return Trust                          -3.10%           -4.62%           -11.22%            +60.09%

Lipper Multi-Cap Value Funds                +3.11%           +8.84%           +26.95%            +92.43%
S&P 500                                     -7.82%           -9.10%           +41.46%           +131.98%
DJIA                                        +1.56%           -4.85%           +42.98%           +129.80%

  What a difference a year makes! The NASDAQ market posted the strongest results of any major index in U.S. history in 1999, up 85%. This stellar performance was followed by its worst showing ever, with the NASDAQ down 39% in 2000.

  At the end of 1999, investors believed that no matter what happened to the U.S. economy, technology earnings would come through unscathed. By the end of 2000, investors realized that when the economy slows, tech earnings will slow too. As is quite often the case in investing, the pendulum tends to swing too far in either direction. By early 2000, many technology stocks were overpriced relative to their growth rates, while today we believe many tech names are underpriced relative to their intrinsic value.

  The overall market numbers never fully reflect the changing dynamics that occur under the surface. As the economy transitioned during 2000 from strong to slowing growth, many of the former high flyers dramatically underperformed (especially in the dot.com arena) and many of the more traditional value stocks did well.

  As many of our longer-term shareholders are aware, we were underweight in technology in 1998 and 1999, and so underperformed the major indices. As investors rotated out of high P/E and into lower P/E stocks during 2000, the Fund began to outperform the major indices, as shown in a table elsewhere in this report. The Fund has performed extremely well so far in 2001. By moving the calendar ahead just three weeks, the Fund is up 7.1% for the twelve months, compared to the S&P 500, down almost 7%.

  Shortly after 2001 began, on January 3, the Federal Reserve took decisive action to address the slowdown in the economy by cutting the fed funds rate 50 basis points.(1) This was the first time the Fed has moved between meetings since the global financial crisis in the fall of 1998.

  The short end of the Treasury yield curve is pricing in continued reductions in the fed funds rate, as reflected in the one-year T-bill rate at 4.8%, compared to the current fed funds rate of 6%, suggesting the Fed will cut rates over 100 basis points as the year unfolds.

  After a generally difficult year in the stock market, commentators begin speculating on the end of the bull market that began in 1982. As we've written over the years, no bull market has ended without all four of the following occurring: profits peaking, inflation accelerating, Fed raising interest rates, and stocks significantly overvalued. None of these events are present today, in our opinion.

---------------
(1)100 basis points = 1%.

  While profit growth decelerated as 2000 unfolded, we believe profit growth will reaccelerate in the second half of the year, as the economic benefits of the Fed move(s) begin to take hold.

  Inflation is expected to decelerate from the 3%+ level in 2000, as the price of oil settles into a trading range in the low-to-mid $20s.

  Regarding valuation, as Ed Kerschner, UBS Warburg's market strategist, recently pointed out, stocks have reached their most attractive levels since the financial crisis of 1998, and this is "one of the five most attractive opportunities of the past twenty years."

  We believe 2000 was a pause in the bull market and investors will be rewarded for owning equities this year.

                                             Nancy Dennin, CFA

January 23, 2001
DJIA 10649.8

Performance Information

Total Returns for One, Five and Ten Years and Life of Class, as of December 31, 2000

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  Each Fund has two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

  The Funds' total returns as of December 31, 2000, were as follows:

                                                                      Special                       S&P 500
                                                         Value       Investment     Total Return   Composite
                                                         Trust         Trust           Trust         Index
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                                               -7.14%      -12.00%          -4.62%         -9.10%
    Five Years                                            +27.01       +18.23           +9.87         +18.33
    Ten Years                                             +22.93       +17.26          +13.51         +17.46
    Life of Class -- Value Trust(A)                       +19.93                                      +17.41
    Life of Class -- Special Investment Trust(A)                       +14.38                         +16.02
    Life of Class -- Total Return Trust(A)                                              +9.52         +16.29
Cumulative Total Return
  Primary Class:
    One Year                                               -7.14%      -12.00%          -4.62%         -9.10%
    Five Years                                           +230.48      +131.06          +60.09        +131.98
    Ten Years                                            +687.87      +391.29         +255.13        +399.78
    Life of Class -- Value Trust(A)                    +2,898.87                                   +1,899.11
    Life of Class -- Special Investment Trust(A)                      +650.60                        +828.75
    Life of Class -- Total Return Trust(A)                                            +294.86        +873.68
------------------------------------------------------------------------------------------------------------

(A)Primary Class inception dates are:

      Value Trust--April 16, 1982

      Special Investment Trust--December 30, 1985

      Total Return Trust--November 21, 1985

Value Trust -- Primary Class

Illustration of an Assumed Investment of $10,000 made on April 16, 1982 (inception of the Value Trust Primary Class)
[ASSUMED INVESTMENT CHART]

                                                                                               VALUE OF ORIGINAL SHARES PURCHASED
                                                                                                  PLUS SHARES ACQUIRED THROUGH
                                                            VALUE OF SHARES ACQUIRED THROUGH      REINVESTMENT OF CAPITAL GAIN
VALUE TRUST                                                 REINVESTMENT OF INCOME DIVIDENDS             DISTRIBUTIONS
-----------                                                 --------------------------------   ----------------------------------
4/16/82                                                        $        10000.00                  $          10000.00
                                                                        10250.00                             10250.00
                                                                        11680.00                             11680.00
12/31/82                                                                14091.00                             13940.00
                                                                        16401.00                             16160.00
                                                                        18490.00                             18199.00
                                                                        19144.00                             18780.00
                                                                        20108.00                             19633.00
                                                                        19425.00                             18871.00
                                                                        19333.00                             18742.00
                                                                        21233.00                             20468.00
12/31/84                                                                22679.00                             21755.00
                                                                        24683.00                             23583.00
                                                                        26754.00                             25531.00
                                                                        26239.00                             24947.00
                                                                        29910.00                             28332.00
                                                                        34510.00                             32555.00
                                                                        35225.00                             33209.00
                                                                        32816.00                             30797.00
12/31/86                                                                32737.00                             30745.00
                                                                        37924.00                             35504.00
                                                                        38753.00                             36279.00
                                                                        40308.00                             37582.00
                                                                        30324.00                             28175.00
                                                                        34729.00                             32268.00
                                                                        37411.00                             34660.00
                                                                        37659.00                             34766.00
12/31/88                                                                38134.00                             34926.00
                                                                        41109.00                             37650.00
                                                                        43646.00                             39817.00
                                                                        48463.00                             43918.00
                                                                        45834.00                             41282.00
                                                                        44290.00                             39891.00
                                                                        45741.00                             40928.00
                                                                        36006.00                             31981.00
12/31/90                                                                38063.00                             33362.00
                                                                        43014.00                             37701.00
                                                                        43365.00                             37800.00
                                                                        48373.00                             41928.00
                                                                        51282.00                             44239.00
                                                                        51414.00                             44210.00
                                                                        51377.00                             44041.00
                                                                        52396.00                             44830.00
12/31/92                                                                57149.00                             48803.00
                                                                        59003.00                             50184.00
                                                                        58545.00                             49649.00
                                                                        60411.00                             51114.00
                                                                        63584.00                             53674.00
                                                                        62337.00                             52622.00
                                                                        61392.00                             51845.00
                                                                        65142.00                             54953.00
12/31/94                                                                64465.00                             54297.00
                                                                        68427.00                             57634.00
                                                                        78331.00                             66254.00
                                                                        86742.00                             73242.00
                                                                        90742.00                             76635.00
                                                                        97226.00                             82111.00
                                                                       100767.00                             85218.00
                                                                       109666.00                             92606.00
12/31/96                                                               125617.00                            106456.00
                                                                       129881.00                            110070.00
                                                                       153325.00                            130086.00
                                                                       178615.00                            151544.00
                                                                       172156.00                            147182.00
                                                                       201761.00                            172493.00
                                                                       212323.00                            182113.00
                                                                       187600.00                            160908.00
12/31/98                                                               254865.00                            218882.00
                                                                       302502.00                            259794.00
                                                                       300753.00                            259791.00
                                                                       271578.00                            234591.00
                                                                       322934.00                            278952.00
                                                                       322891.00                            278915.00
                                                                       312195.00                            273559.00
                                                                       317766.00                            278441.00
12/31/00                                                               299887.00                            267492.00

              ---------------------------------------------------

    SELECTED PORTFOLIO PERFORMANCE*

    Strong performers for the 4th quarter 2000
---------------------------------------------------
 1.  Waste Management Inc.                  +59.1%
 2.  Health Net Inc.                        +57.5%
 3.  Danaher Corporation                    +37.4%
 4.  Washington Mutual, Inc.                +33.3%
 5.  Aetna Inc.                             +29.5%
 6.  Albertson's, Inc.                      +26.2%
 7.  UnitedHealth Group Incorporated        +24.3%
 8.  Fannie Mae                             +21.3%
 9.  The Kroger Co.                         +19.9%
10.  McKesson HBOC, Inc.                    +17.4%


     Weak performers for the 4th quarter 2000
---------------------------------------------------
 1.  Gateway, Inc.                          -61.5%
 2.  Amazon.com, Inc.                       -59.5%
 3.  WorldCom, Inc.                         -53.7%
 4.  Nextel Communications, Inc.            -47.1%
 5.  Dell Computer Corporation              -43.4%
 6.  America Online, Inc.                   -35.3%
 7.  Storage Technology Corporation         -33.6%
 8.  Metro-Goldwyn-Mayer, Inc.              -32.0%
 9.  MGM Mirage Inc.                        -26.2%
10.  International Business Machines
       Corporation                          -24.4%

* Securities held for the entire quarter.

    PORTFOLIO CHANGES

   Securities added during the 4th quarter 2000
---------------------------------------------------
                                     None

    Securities sold during the 4th quarter 2000
---------------------------------------------------

                              Freddie Mac

Special Investment Trust -- Primary Class

Illustration of an Assumed Investment of $10,000 made on December 30, 1985 (inception of the Special Investment Trust Primary Class)
[ASSUMED INVESTMENT CHART]

                                                                                               VALUE OF ORIGINAL SHARES PURCHASED
                                                                                                  PLUS SHARES ACQUIRED THROUGH
                                                            VALUE OF SHARES ACQUIRED THROUGH      REINVESTMENT OF CAPITAL GAIN
SPECIAL INVESTMENT TRUST                                    REINVESTMENT OF INCOME DIVIDENDS             DISTRIBUTIONS
------------------------                                    --------------------------------   ----------------------------------
12/30/85                                                       $        10000.00                  $         10000.00
                                                                        11530.00                            11530.00
                                                                        12070.00                            12070.00
                                                                        10377.00                            10359.00
12/31/86                                                                10735.00                            10716.00
                                                                        13074.00                            13051.00
                                                                        12900.00                            12877.00
                                                                        13343.00                            13322.00
                                                                         9614.00                             9517.00
                                                                        11220.00                            11107.00
                                                                        12128.00                            12006.00
                                                                        11762.00                            11633.00
12/31/88                                                                11507.00                            11381.00
                                                                        13126.00                            12982.00
                                                                        14623.00                            14462.00
                                                                        16816.00                            16534.00
                                                                        15199.00                            14944.00
                                                                        15143.00                            14890.00
                                                                        16225.00                            15953.00
                                                                        14191.00                            13808.00
12/31/90                                                                15278.00                            14767.00
                                                                        18392.00                            17777.00
                                                                        20403.00                            19686.00
                                                                        21304.00                            20555.00
                                                                        21406.00                            20653.00
                                                                        22154.00                            21249.00
                                                                        20846.00                            20034.00
                                                                        20887.00                            20073.00
12/31/92                                                                24577.00                            23620.00
                                                                        24482.00                            23528.00
                                                                        26206.00                            25144.00
                                                                        29068.00                            27890.00
                                                                        30507.00                            29278.00
                                                                        29708.00                            28511.00
                                                                        27508.00                            26413.00
                                                                        28888.00                            27737.00
12/31/94                                                                26519.00                            25463.00
                                                                        27815.00                            26707.00
                                                                        29944.00                            28759.00
                                                                        32539.00                            31251.00
                                                                        32486.00                            31175.00
                                                                        35733.00                            34291.00
                                                                        37696.00                            36228.00
                                                                        38611.00                            37107.00
12/31/96                                                                41793.00                            40193.00
                                                                        39871.00                            38345.00
                                                                        46186.00                            44499.00
                                                                        53171.00                            51228.00
                                                                        51038.00                            49183.00
                                                                        56969.00                            54898.00
                                                                        56481.00                            54587.00
                                                                        44911.00                            43405.00
12/31/98                                                                62934.00                            60824.00
                                                                        66576.00                            64345.00
                                                                        71831.00                            69822.00
                                                                        73577.00                            71520.00
                                                                        85298.00                            82990.00
                                                                        85574.00                            83259.00
                                                                        79705.00                            77634.00
                                                                        81916.00                            79787.00
12/31/00                                                                75060.00                            73109.00

              ---------------------------------------------------

    SELECTED PORTFOLIO PERFORMANCE*

    Strong performers for the 4th quarter 2000
---------------------------------------------------
 1.  Republic Services, Inc.                +31.0%
 2.  Aetna Inc.                             +29.5%
 3.  Acxiom Corporation (private
       placement)                           +25.9%
 4.  The TJX Companies, Inc.                +23.3%
 5.  Acxiom Corporation                     +22.6%
 6.  Caremark Rx, Inc.                      +20.6%
 7.  Wellpoint Health Networks Inc.         +20.1%
 8.  Manpower Inc.                          +19.0%
 9.  Enhance Financial Services Group,
       Inc.                                 +18.8%
10.  Lexmark International, Inc.            +18.2%




     Weak performers for the 4th quarter 2000
---------------------------------------------------
 1.  Gateway, Inc.                          -61.5%
 2.  Cabletron Systems, Inc.                -48.7%
 3.  Amazon.com, Inc., 4.75%, due 2/1/09    -44.3%
 4.  Pinnacle Entertainment, Inc.           -37.9%
 5.  America Online, Inc.                   -35.3%
 6.  Ceridian Corporation                   -29.0%
 7.  Bell & Howell Company                  -24.6%
 8.  Symantec Corporation                   -24.1%
 9.  Cell Genesys, Inc.                     -24.0%
10.  Consolidated Stores Corporation        -21.3%

* Securities held for the entire quarter.

    PORTFOLIO CHANGES

   Securities added during the 4th quarter 2000
---------------------------------------------------
                         Amazon.com, Inc.
                  UnionBanCal Corporation




        Securities sold during the 4th quarter 2000
---------------------------------------------------

            Hollywood Entertainment Corp.
           Storage Technology Corporation
                           TALK.com, Inc.
                    The FINOVA Group Inc.

Total Return Trust -- Primary Class

Illustration of an Assumed Investment of $10,000 made on November 21, 1985 (inception of the Total Return Trust Primary Class)
[TOTAL RETURN CHART]

                                                                                               VALUE OF ORIGINAL SHARES PURCHASED
                                                                                                  PLUS SHARES ACQUIRED THROUGH
                                                            VALUE OF SHARES ACQUIRED THROUGH      REINVESTMENT OF CAPITAL GAIN
TOTAL RETURN TRUST                                          REINVESTMENT OF INCOME DIVIDENDS             DISTRIBUTIONS
------------------                                          --------------------------------   ----------------------------------
11/21/85                                                       $        10000.00                  $         10000.00
                                                                        10780.00                            10780.00
                                                                        10971.00                            10900.00
                                                                        10384.00                            10258.00
12/31/86                                                                10231.00                            10077.00
                                                                        11884.00                            11673.00
                                                                        11893.00                            11658.00
                                                                        12409.00                            12084.00
                                                                         9434.00                             9099.00
                                                                        10675.00                            10295.00
                                                                        11315.00                            10888.00
                                                                        11244.00                            10772.00
12/31/88                                                                11467.00                            10923.00
                                                                        12293.00                            11690.00
                                                                        12918.00                            12201.00
                                                                        14314.00                            13433.00
                                                                        13367.00                            12478.00
                                                                        12721.00                            11874.00
                                                                        12810.00                            11928.00
                                                                        10389.00                             9566.00
12/31/90                                                                11119.00                            10055.00
                                                                        12715.00                            11499.00
                                                                        13124.00                            11833.00
                                                                        14546.00                            13013.00
                                                                        15620.00                            13884.00
                                                                        15715.00                            13884.00
                                                                        16416.00                            14409.00
                                                                        16824.00                            14683.00
12/31/92                                                                17856.00                            15483.00
                                                                        18839.00                            16234.00
                                                                        18823.00                            16141.00
                                                                        19623.00                            16700.00
                                                                        20370.00                            17202.00
                                                                        19701.00                            16637.00
                                                                        19706.00                            16640.00
                                                                        20691.00                            17380.00
12/31/94                                                                18920.00                            15763.00
                                                                        19917.00                            16593.00
                                                                        22037.00                            18215.00
                                                                        24044.00                            19681.00
                                                                        24665.00                            19837.00
                                                                        26536.00                            21342.00
                                                                        27167.00                            21718.00
                                                                        28756.00                            22847.00
12/31/96                                                                32346.00                            25591.00
                                                                        32992.00                            26102.00
                                                                        37530.00                            30062.00
                                                                        42720.00                            34111.00
                                                                        44477.00                            35424.00
                                                                        46996.00                            37430.00
                                                                        46277.00                            36931.00
                                                                        38945.00                            30894.00
12/31/98                                                                44301.00                            35167.00
                                                                        43175.00                            34273.00
                                                                        47872.00                            38174.00
                                                                        42555.00                            33808.00
                                                                        41397.00                            32911.00
                                                                        40315.00                            32051.00
                                                                        40663.00                            32450.00
                                                                        40748.00                            32467.00
12/31/00                                                                39486.00                            31365.00

              ---------------------------------------------------

    SELECTED PORTFOLIO PERFORMANCE*

    Strong performers for the 4th quarter 2000
---------------------------------------------------
 1.  The May Department Stores Company      +59.8%
 2.  Waste Management Inc.                  +59.1%
 3.  Washington Mutual, Inc.                +33.3%
 4.  Unisys Corporation                     +30.0%
 5.  Bristol-Myers Squibb Company           +29.4%
 6.  Albertson's, Inc.                      +26.2%
 7.  The TJX Companies, Inc.                +23.3%
 8.  Fannie Mae                             +21.3%
 9.  The Kroger Co.                         +19.9%
10.  Enhance Financial Services Group,
       Inc.                                 +18.8%

     Weak performers for the 4th quarter 2000
---------------------------------------------------
 1.  Gateway, Inc.                          -61.5%
 2.  WorldCom, Inc.                         -53.7%
 3.  Amazon.com, Inc., 4.75%, due 2/1/09    -44.3%
 4.  Dell Computer Corporation              -43.4%
 5.  AT&T Corp.                             -41.1%
 6.  America Online, Inc.                   -35.3%
 7.  Time Warner Inc.                       -33.2%
 8.  Intel Corporation                      -27.7%
 9.  International Business Machines
       Corporation                          -24.4%
10.  General Motors Corporation             -21.6%

* Securities held for the entire quarter.

    PORTFOLIO CHANGES

   Securities added during the 4th quarter 2000
---------------------------------------------------
                       ALLTEL Corporation
              Lexmark International, Inc.
              Nextel Communications, Inc.
                  Republic Services, Inc.
                       Sprint Corporation

    Securities sold during the 4th quarter 2000
---------------------------------------------------
E.I. du Pont de Nemours and Company
Finova Capital Corp, 7.25%, due 11/8/04
Honeywell International Inc.
J.C. Penney Company, Inc.
Maytag Corporation
Merck & Co., Inc.
Nationwide Health Properties, Inc.
Nordstrom Inc.
The Allstate Corporation
The Black & Decker Corporation

Portfolio of Investments
December 31, 2000 (Unaudited)
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                              Shares/Par                      Value
------------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.3%
Capital Goods -- 7.6%
  Manufacturing (Diversified) -- 0.8%
  Danaher Corporation                                            1,300                     $    88,887
                                                                                           -----------
  Waste Management -- 6.8%
  Waste Management Inc.                                         29,000                         804,750
                                                                                           -----------
Communications Services -- 4.6%
  Telecommunications (Cellular/Wireless) -- 3.0%
  Nextel Communications, Inc.                                   14,100                         348,975(A)
                                                                                           -----------
  Telephone -- 1.6%
  Telefonos de Mexico SA de CV (Telmex)                          3,900                         175,988
  WorldCom, Inc.                                                 1,300                          18,281(A)
                                                                                           -----------
                                                                                               194,269
                                                                                           -----------
Consumer Cyclicals -- 13.6%
  Automobiles -- 1.4%
  General Motors Corporation                                     3,300                         168,094
                                                                                           -----------
  Gaming, Lottery and Parimutuel Companies -- 1.5%
  MGM Mirage Inc.                                                6,155                         173,489(B)
                                                                                           -----------
  Lodging/Hotels -- 2.7%
  Starwood Hotels & Resorts Worldwide, Inc.                      9,000                         317,250
                                                                                           -----------
  Retail (Home Shopping) -- 2.5%
  Amazon.com, Inc.                                              19,200                         298,800(A,B)
                                                                                           -----------
  Retail (Specialty) -- 2.2%
  Toys "R" Us, Inc.                                             15,150                         252,816(A,B)
                                                                                           -----------
  Services (Advertising/Marketing) -- 3.3%
  WPP Group plc                                                 29,548                         385,272
                                                                                           -----------
Consumer Staples -- 9.5%
  Distributors (Food and Health) -- 2.9%
  McKesson HBOC, Inc.                                            9,500                         340,955
                                                                                           -----------

                                                              Shares/Par                      Value
------------------------------------------------------------------------------------------------------
Consumer Staples -- Continued
  Entertainment -- 0.5%
  Metro-Goldwyn-Mayer, Inc.                                      3,705                     $    60,430(A)
                                                                                           -----------
  Retail (Food Chains) -- 6.1%
  Albertson's, Inc.                                             17,000                         450,500
  The Kroger Co.                                                 9,900                         267,919(A)
                                                                                           -----------
                                                                                               718,419
                                                                                           -----------
Financials -- 38.3%
  Banks (International) -- 2.9%
  Lloyds TSB Group plc                                          32,470                         343,754
                                                                                           -----------
  Banks (Major Regional) -- 7.0%
  Bank One Corporation                                          13,200                         483,450
  FleetBoston Financial Corporation                              9,000                         338,063
                                                                                           -----------
                                                                                               821,513
                                                                                           -----------
  Banks (Money Center) -- 4.7%
  Bank of America Corporation                                    4,000                         183,500
  The Chase Manhattan Corporation                                8,000                         363,500
                                                                                           -----------
                                                                                               547,000
                                                                                           -----------
  Consumer Finance -- 1.7%
  MBNA Corporation                                               5,500                         203,156
                                                                                           -----------
  Financial (Diversified) -- 8.2%
  Citigroup Inc.                                                 9,333                         476,583
  Fannie Mae                                                     5,663                         491,283
                                                                                           -----------
                                                                                               967,866
                                                                                           -----------
  Insurance (Property/Casualty) -- 6.9%
  Berkshire Hathaway Inc. - Class A                                  4                         298,200(A)
  MGIC Investment Corporation                                    7,610                         513,191(B)
                                                                                           -----------
                                                                                               811,391
                                                                                           -----------
  Investment Banking/Brokerage -- 1.4%
  The Bear Stearns Companies, Inc.                               3,308                         167,649
                                                                                           -----------
  Savings and Loan Companies -- 5.5%
  Washington Mutual, Inc.                                       12,100                         642,056
                                                                                           -----------

                                                              Shares/Par                      Value
------------------------------------------------------------------------------------------------------
Health Care -- 9.9%
  Health Care (Managed Care) -- 9.9%
  Aetna Inc.                                                     3,500                     $   143,719
  Health Net Inc.                                               10,896                         285,347(A,B)
  UnitedHealth Group Incorporated                               11,941                         732,891
                                                                                           -----------
                                                                                             1,161,957
                                                                                           -----------
Technology -- 15.8%
  Computers (Hardware) -- 6.7%
  Dell Computer Corporation                                     10,870                         189,546(A)
  Gateway, Inc.                                                 17,700                         318,423(A,B)
  International Business Machines Corporation                    3,400                         289,000
                                                                                           -----------
                                                                                               796,969
                                                                                           -----------
  Computers (Peripherals) -- 0.5%
  Storage Technology Corporation                                 6,396                          57,568(A,B)
                                                                                           -----------
  Computers (Software/Services) -- 5.2%
  America Online, Inc.                                          17,505                         609,160(A)
                                                                                           -----------
  Photography/Imaging -- 3.4%
  Eastman Kodak Company                                         10,100                         397,687
                                                                                           -----------
Total Common Stock and Equity Interests (Identified Cost -- ($9,084,001)                    11,680,132
------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.9%
Goldman, Sachs & Company
  6.34%, dated 12/29/00, to be repurchased at $50,040 on
  1/2/01 (Collateral: $52,320 Fannie Mae mortgage-backed
  securities, 6%, due 10/1/13, value $51,877)                  $50,005                          50,005

Morgan Stanley Dean Witter
  6.32%, dated 12/29/00, to be repurchased at $50,040 on
  1/2/01 (Collateral: $50,986 Fannie Mae mortgage-backed
  securities, 7%, due 7/1/29, value $51,311)                    50,004                          50,004
                                                                                           -----------
Total Repurchase Agreements (Identified Cost -- $100,009)                                      100,009
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Total Investments -- 100.2% (Identified Cost -- $9,184,010)                                $11,780,141
Other Assets Less Liabilities -- (0.2)%                                                        (18,042)
                                                                                           -----------

NET ASSETS -- 100.0%                                                                       $11,762,099
                                                                                           ===========
NET ASSET VALUE PER SHARE:
    PRIMARY CLASS                                                                               $55.44
                                                                                                ======
    NAVIGATOR CLASS                                                                             $58.03
                                                                                                ======
------------------------------------------------------------------------------------------------------


(A) Non-income producing.

(B) Affiliated Company--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2000, the total market value of Affiliated Companies was $1,899,634 and the identified cost was $2,480,390.

Portfolio of Investments
December 31, 2000 (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 94.3%
Capital Goods -- 6.8%
  Waste Management -- 6.8%
  Republic Services, Inc.                                         9,400                    $  161,562(A,B)
                                                                                           ----------
Consumer Cyclicals -- 27.4%
  Gaming, Lottery and Parimutuel Companies -- 5.4%
  Mandalay Resort Group                                           4,203                        92,205(A)
  Pinnacle Entertainment, Inc.                                    2,700                        36,450(A,B)
                                                                                           ----------
                                                                                              128,655
                                                                                           ----------
  Retail (Discounters) -- 2.2%
  Consolidated Stores Corporation                                 5,000                        53,125(A)
                                                                                           ----------
  Retail (Home Shopping) -- 1.0%
  Amazon.com, Inc.                                                1,500                        23,344(A)
                                                                                           ----------
  Retail (Specialty - Apparel) -- 3.8%
  The TJX Companies, Inc.                                         3,260                        90,465
                                                                                           ----------
  Services (Advertising/Marketing) -- 10.8%
  Acxiom Corporation                                                701                        27,280(A)
  Acxiom Corporation (private placement)                          3,300                       125,281(A)
  WPP Group plc                                                   8,027                       104,666
                                                                                           ----------
                                                                                              257,227
                                                                                           ----------
  Services (Commercial and Consumer) -- 2.4%
  Viad Corp                                                       2,470                        56,810
                                                                                           ----------
  Textiles (Apparel) -- 1.8%
  Liz Claiborne, Inc.                                             1,034                        43,024
                                                                                           ----------
Consumer Staples -- 7.7%
  Retail (Drug Stores) -- 4.0%
  Caremark Rx, Inc.                                               7,000                        94,938(A)
                                                                                           ----------
  Services (Employment) -- 3.7%
  Manpower Inc.                                                   1,805                        68,571
  Modis Professional Services, Inc.                               5,227                        21,559(A,B)
                                                                                           ----------
                                                                                               90,130
                                                                                           ----------

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Financials -- 13.0%
  Banks (Major Regional) -- 3.4%
  Banknorth Group, Inc.                                           1,600                    $   31,900
  UnionBanCal Corporation                                         2,000                        48,125
                                                                                           ----------
                                                                                               80,025
                                                                                           ----------
  Insurance (Life/Health) -- 3.9%
  UnumProvident Corporation                                       3,500                        94,063
                                                                                           ----------
  Insurance (Property/Casualty) -- 5.7%
  Enhance Financial Services Group, Inc.                          3,000                        46,312(B)
  Radian Group Inc.                                               1,200                        90,075
                                                                                           ----------
                                                                                              136,387
                                                                                           ----------
Health Care -- 6.3%
  Biotechnology -- 1.3%
  Cell Genesys, Inc.                                              1,362                        31,071(A)
                                                                                           ----------
  Health Care (Managed Care) -- 5.0%
  Aetna Inc.                                                      1,000                        41,062
  Wellpoint Health Networks Inc.                                    678                        78,128(A)
                                                                                           ----------
                                                                                              119,190
                                                                                           ----------
Miscellaneous -- 0.0%
  Olsen & Associates AG                                              30                             0(A,C)
                                                                                           ----------
Technology -- 33.1%
  Computers (Hardware) -- 3.0%
  Gateway, Inc.                                                   4,000                        71,960(A)
                                                                                           ----------
  Computers (Networking) -- 3.5%
  Cabletron Systems, Inc.                                         5,600                        84,350(A)
                                                                                           ----------
  Computers (Peripherals) -- 4.1%
  Lexmark International, Inc.                                     2,200                        97,488(A)
                                                                                           ----------

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Technology -- Continued
  Computers (Software/Services) -- 14.8%
  America Online, Inc.                                            2,600                    $   90,480(A)
  Bell & Howell Company                                           1,096                        18,086(A)
  Cadence Design Systems, Inc.                                    2,900                        79,750(A)
  Sybase, Inc.                                                    3,500                        69,344(A)
  Symantec Corporation                                            2,825                        94,284(A)
                                                                                           ----------
                                                                                              351,944
                                                                                           ----------
  Services (Computer Systems) -- 2.3%
  SunGard Data Systems Inc.                                       1,167                        54,971(A)
                                                                                           ----------
  Services (Data Processing) -- 5.4%
  Ceridian Corporation                                            3,000                        59,812(A)
  Equifax Inc.                                                    2,400                        68,850
                                                                                           ----------
                                                                                              128,662
                                                                                           ----------
Total Common Stock and Equity Interests (Identified
  Cost -- $1,616,407)                                                                       2,249,391
-----------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 1.9%
Amazon.com, Inc., 4.75%, due 2/1/09                            $ 20,000                         7,425(D)
Amazon.com, Inc., 4.75%, due 2/1/09                             100,000                        37,125
                                                                                           ----------
Total Corporate and Other Bonds (Identified Cost -- $82,346)                                   44,550
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.0%
Goldman, Sachs & Company
  6.34%, dated 12/29/00, to be repurchased at $47,959 on
  1/2/01 (Collateral: $48,723 Fannie Mae mortgage-backed
  securities, 7.5%, due 10/1/30, value $49,707)                  47,925                        47,925

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- Continued
Morgan Stanley Dean Witter
  6.32%, dated 12/29/00, to be repurchased at $47,959 on
  1/2/01 (Collateral: $49,608 Fannie Mae mortgage-backed
  securities, 6.5%, due 6/1/29, value $49,161)                 $ 47,925                    $   47,925
                                                                                           ----------
Total Repurchase Agreements (Identified Cost -- $95,850)                                       95,850
-----------------------------------------------------------------------------------------------------
Total Investments -- 100.2% (Identified Cost -- $1,794,603)                                 2,389,791
Other Assets Less Liabilities -- (0.2)%                                                        (4,376)
                                                                                           ----------

NET ASSETS -- 100.0%                                                                       $2,385,415
                                                                                           ==========
NET ASSET VALUE PER SHARE:
    PRIMARY CLASS                                                                              $33.94
                                                                                               ======
    NAVIGATOR CLASS                                                                            $36.54
                                                                                               ======
-----------------------------------------------------------------------------------------------------


(A) Non-income producing.

(B) Affiliated Company--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2000, the total market value of Affiliated Companies was $265,883 and the identified cost was $272,589.

(C) Private placement and an illiquid security valued at fair value under procedures adopted by the Board of Directors.
    This security represents 0% of net assets.

(D) Rule 144a security--A security purchased pursuant to Rule
    144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 0.3% of net assets.

Portfolio of Investments
December 31, 2000 (Unaudited)
(Amounts in Thousands)

Legg Mason Total Return Trust, Inc.

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.5%
Capital Goods -- 7.5%
  Aerospace/Defense -- 1.3%
  Northrop Grumman Corporation                                      48                     $  3,984
                                                                                           --------
  Electrical Equipment -- 1.0%
  General Electric Company                                          65                        3,116
                                                                                           --------
  Waste Management -- 5.2%
  Republic Services, Inc.                                          234                        4,022(A)
  Waste Management Inc.                                            455                       12,626
                                                                                           --------
                                                                                             16,648
                                                                                           --------
Communications Services -- 10.1%
  Telecommunications (Cellular/Wireless) -- 1.1%
  Nextel Communications, Inc.                                      145                        3,589(A)
                                                                                           --------
  Telecommunications (Long Distance) -- 0.9%
  AT&T Corp.                                                       160                        2,770
                                                                                           --------
  Telephone -- 8.1%
  ALLTEL Corporation                                               100                        6,244
  SBC Communications Inc.                                           85                        4,059
  Sprint Corporation                                               300                        6,094
  Verizon Communications                                           115                        5,764
  WorldCom, Inc.                                                   250                        3,515(A)
                                                                                           --------
                                                                                             25,676
                                                                                           --------
Consumer Cyclicals -- 12.7%
  Automobiles -- 2.2%
  Ford Motor Company                                               175                        4,097
  General Motors Corporation                                        60                        3,056
                                                                                           --------
                                                                                              7,153
                                                                                           --------
  Retail (Department Stores) -- 5.8%
  The May Department Stores Company                                565                       18,504
                                                                                           --------
  Retail (Specialty - Apparel) -- 2.3%
  The TJX Companies, Inc.                                          260                        7,215
                                                                                           --------

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Consumer Cyclicals -- Continued
  Retail (Specialty) -- 2.4%
  Toys "R" Us, Inc.                                                455                     $  7,593(A)
                                                                                           --------
Consumer Staples -- 9.9%
  Entertainment -- 0.6%
  Time Warner Inc.                                                  35                        1,828
                                                                                           --------
  Housewares -- 0.7%
  Tupperware Corporation                                           116                        2,367
                                                                                           --------
  Restaurants -- 1.1%
  McDonald's Corporation                                           100                        3,400
                                                                                           --------
  Retail (Food Chains) -- 7.5%
  Albertson's, Inc.                                                630                       16,695
  Delhaize America, Inc.                                            69                        1,242
  The Kroger Co.                                                   217                        5,862(A)
                                                                                           --------
                                                                                             23,799
                                                                                           --------
Financials -- 29.8%
  Banks (International) -- 6.8%
  Lloyds TSB Group plc                                           2,039                       21,585
                                                                                           --------
  Banks (Major Regional) -- 7.6%
  Bank One Corporation                                             300                       10,987
  FleetBoston Financial Corporation                                250                        9,391
  KeyCorp                                                          130                        3,640
                                                                                           --------
                                                                                             24,018
                                                                                           --------
  Banks (Money Center) -- 4.9%
  Bank of America Corporation                                      110                        5,046
  The Chase Manhattan Corporation                                  235                       10,678
                                                                                           --------
                                                                                             15,724
                                                                                           --------
  Financial (Diversified) -- 4.7%
  Citigroup Inc.                                                    78                        4,000
  Fannie Mae                                                        35                        3,036
  Mid-America Apartment Communities, Inc.                          189                        4,269
  National Golf Properties, Inc.                                   181                        3,730
                                                                                           --------
                                                                                             15,035
                                                                                           --------

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Financials -- Continued
  Insurance (Life/Health) -- 3.4%
  UnumProvident Corporation                                        400                     $ 10,750
                                                                                           --------
  Insurance (Property/Casualty) -- 1.0%
  Enhance Financial Services Group, Inc.                           208                        3,217
                                                                                           --------
  Savings and Loan Companies -- 1.4%
  Washington Mutual, Inc.                                           85                        4,510
                                                                                           --------
Health Care -- 2.4%
  Health Care (Diversified) -- 2.4%
  Bristol-Myers Squibb Company                                      45                        3,327
  Johnson & Johnson                                                 40                        4,203
                                                                                           --------
                                                                                              7,530
                                                                                           --------
Technology -- 23.1%
  Computers (Hardware) -- 10.5%
  Dell Computer Corporation                                        500                        8,719(A)
  Gateway, Inc.                                                    550                        9,894(A)
  International Business Machines Corporation                      175                       14,875
                                                                                           --------
                                                                                             33,488
                                                                                           --------
  Computers (Peripherals) -- 1.0%
  Lexmark International, Inc.                                       75                        3,323(A)
                                                                                           --------
  Computers (Software/Services) -- 4.7%
  America Online, Inc.                                             230                        8,004(A)
  Unisys Corporation                                               465                        6,801(A)
                                                                                           --------
                                                                                             14,805
                                                                                           --------
  Electronics (Semiconductors) -- 1.7%
  Intel Corporation                                                180                        5,411
                                                                                           --------
  Photography/Imaging -- 5.2%
  Eastman Kodak Company                                            420                       16,538
                                                                                           --------
Total Common Stock and Equity Interests (Identified
  Cost -- $265,480)                                                                         303,576
---------------------------------------------------------------------------------------------------

                                                              Shares/Par                    Value
---------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 1.6%
Amazon.com, Inc., 4.75%, due 2/1/09                            $14,000                     $  5,198
                                                                                           --------
Total Corporate and Other Bonds (Identified Cost -- $11,185)                                  5,198
---------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.1%
Goldman, Sachs & Company
  6.34%, dated 12/29/00, to be repurchased at $4,985 on
  1/2/01 (Collateral: $5,212 Fannie Mae mortgage-backed
  securities, 6%, due 10/1/13, value $5,168)                     4,982                        4,982

Morgan Stanley Dean Witter
  6.32%, dated 12/29/00, to be repurchased at $4,985 on
  1/2/01 (Collateral: $5,709 Fannie Mae mortgage-backed
  securities, 7%, due 12/1/29, value $5,112)                     4,981                        4,981
                                                                                           --------
Total Repurchase Agreements (Identified Cost -- $9,963)                                       9,963
---------------------------------------------------------------------------------------------------
Total Investments -- 100.2% (Identified Cost -- $286,628)                                   318,737
Other Assets Less Liabilities -- (0.2)%                                                        (660)
                                                                                           --------

NET ASSETS -- 100.0%                                                                       $318,077
                                                                                           ========
NET ASSET VALUE PER SHARE:
    PRIMARY CLASS                                                                            $17.36
                                                                                             ======
    NAVIGATOR CLASS                                                                          $17.45
                                                                                             ======
---------------------------------------------------------------------------------------------------


(A) Non-income producing.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                   SPECIALTY FUNDS:
Value Trust                                      Balanced Trust
Special Investment Trust                         Financial Services Fund
Total Return Trust                               Opportunity Trust
American Leading Companies Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                 TAXABLE BOND FUNDS:
                                                 U.S. Government Intermediate-Term
Global Income Trust                              Portfolio
Europe Fund                                      Investment Grade Income Portfolio
International Equity Trust                       High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                             MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust          U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust                   Cash Reserve Trust
Pennsylvania Tax-Free Income Trust               Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                         [LEGG MASON FUNDS LOGO]

Investment Adviser
  Legg Mason Funds Management, Inc.
  Baltimore, MD

Board of Directors
  Raymond A. Mason, Chairman
  John F. Curley, Jr., President
  Nelson A. Diaz
  Richard G. Gilmore
  Arnold L. Lehman
  Dr. Jill E. McGovern
  G. Peter O'Brien
  T. A. Rodgers
  Edward A. Taber, III

Transfer and Shareholder Servicing Agent
  Boston Financial Data Services
  Boston, MA

Custodian
  State Street Bank & Trust Company
  Boston, MA

Counsel
  Kirkpatrick & Lockhart LLP
  Washington, DC

Independent Accountants
  PricewaterhouseCoopers LLP
  Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED

      -------------------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000

LMF-002
2/01